Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with all other such undersigned, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 par value, of Aéropostale, Inc., and that this agreement be included as an Exhibit 99.1 to such joint filing. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

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IN WITNESS WHEREOF, each of the undersigned hereby executes this agreement as of this 17th day of September, 2013.

HUMMINGBIRD LLC

By:	SP Investment Holdings L.P.

its Managing Member

By:	Sycamore Partners GP, L.L.C.

its General Partner

By:	Sycamore Partners MM, L.L.C.

its Managing Member

By:	/s/ Stefan L. Kaluzny

Stefan L. Kaluzny

Managing Member

SP INVESTMENT HOLDINGS L.P.

By:	Sycamore Partners GP, L.L.C.

its General Partner

By:	Sycamore Partners MM, L.L.C.

its Managing Member

By:	/s/ Stefan L. Kaluzny

Stefan L. Kaluzny

Managing Member

SP INVESTMENT HOLDINGS COMPANY

By:	/s/ Stefan L. Kaluzny

Stefan L. Kaluzny

its Sole Director

SYCAMORE PARTNERS (AIV), L.P.

By:	Sycamore Partners GP, L.L.C.

its General Partner

By:	Sycamore Partners MM, L.L.C.

its Managing Member

By:	/s/ Stefan L. Kaluzny

Stefan L. Kaluzny

Managing Member

SYCAMORE PARTNERS UBIT (AIV), L.P.

By:	Sycamore Partners GP, L.L.C.

its General Partner

By:	Sycamore Partners MM, L.L.C.

its Managing Member

By:	/s/ Stefan L. Kaluzny

Stefan L. Kaluzny

Managing Member

SYCAMORE PARTNERS ECI (AIV), L.P.

By:	Sycamore Partners GP, L.L.C.

its General Partner

By:	Sycamore Partners MM, L.L.C.

its Managing Member

By:	/s/ Stefan L. Kaluzny

Stefan L. Kaluzny

Managing Member

SYCAMORE PARTNERS GP, L.L.C.

By:	Sycamore Partners MM, L.L.C.

its Managing Member

By:	/s/ Stefan L. Kaluzny

Stefan L. Kaluzny

Managing Member

SYCAMORE PARTNERS MM, L.L.C.

By:	/s/ Stefan L. Kaluzny

Stefan L. Kaluzny

Managing Member

/s/ Stefan L. Kaluzny
Stefan L. Kaluzny